EXCHANGE PLACE ADVISORS TRUST
(formerly, North Square Investments Trust)

NORTH SQUARE KENNEDY MICROCAP FUND

Class A: NKAAX*

Class I: NKMCX

(the “Fund”)

Supplement dated October 8, 2024 to the Fund’s
Summary Prospectus and Prospectus
each dated June 8, 2024, as supplemented

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

In accordance with regulatory changes requiring the Fund to compare its performance over time to the performance of a benchmark that represents the overall applicable market, the Fund’s regulatory benchmark is noted below. References to any other benchmark indexes in the Fund’s Summary Prospectus and Prospectus remain in effect. These additional index(es) provide a means to compare the Fund’s average annual returns to a benchmark that the Fund’s investment adviser believes is representative of the Fund’s investment universe.

Fund Name	Regulatory Benchmark
North Square Kennedy MicroCap Fund	Russell 3000® Total Return Index

*Not currently offered.

Please retain this Supplement for future reference.